UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2018

CAN-CAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-26669	86-0865852
(State or other jurisdiction of incorporation)	(Commission F ile Number)	(I.R.S. Employer Identification No.)

42 Springfield Avenue Red Deer, Alberta, Canada T4N 0C7
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (403) 342-6221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 2, 2018, the Eighth Judicial District Court of the State of Nevada In and For Clark County, Nevada (the “Court”), entered an order preliminarily approving a proposed settlement of the derivative lawsuit titled Sloan et al v. Can-Cal Resources, Ltd. et al, Case No. A-14-701465-B, pending with the Court (the “Derivative Action”). The proposed settlement is subject to final approval by the Court.

As required by the preliminary approval order, a copy of the Summary Notice of Proposed Settlement and Settlement Hearing (the “Summary Notice”), is attached to this Current Report on Form 8-K as Exhibit 99.1. The Stipulation and Agreement of Settlement and the detailed Notice of Proposed Settlement and Settlement Hearing, describing the Derivative Action, the proposed Settlement, and the rights of Can-Cal shareholders with regard to the settlement, has been filed with the Court and is available for viewing on Defendants' Counsels' websites (www.hollandandhart.com and www.joneslovelock.com), or on Plaintiffs' Counsel's website (www.sklarlaw.com/notices/Can-Cal). Other information contained in or accessible through the Company’s website or the websites of the third parties described above does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

Shareholders and investors are encouraged to read and review the full text of the Stipulation, which includes the terms of the proposed settlement, which can be read at the links above.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Form 8-K regarding: (i) the amended stipulation of settlement, (ii) the impact of such settlement, including related activities, approvals and payments, and (iii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) the settlement not receiving the requisite final approval; (ii) the settlement not having the expected impact, including resolving the Derivative Actions; and (iii) the settlement requiring more activity or expense than expected. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Can-Cal Resources, Ltd., disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Summary Notice of Proposed Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAN-CAL RESOURCES LTD.

Date: April 9, 2018	By:	/s/ Casey Douglass
Casey Douglass
Chairman of the Board

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Summary Notice of Proposed Settlement

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